UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2008

Optium Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33109	59-3684497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Precision Drive Horsham, PA	19044
(Address of Principal Executive Offices)	(Zip Code)

(267) 803-3800

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 28, 2008, base salaries for the Optium Corporation “Named Executive Officers” were established as follows: (i) Eitan Gertel, Chief Executive Officer, President and Chairman of the Board, $400,000 per year, (ii) David Renner, Chief Financial Officer, $235,600 per year, (iii) Mark Colyar, Senior Vice President and General Manager, $270,000 per year, (iv) Christopher Brown, General Counsel and Vice President of Corporate Development, $250,000 per year and (v) Anthony Musto, Vice President of Sales and Marketing, $252,150 per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIUM CORPORATION

By:	/s/ Christopher E. Brown
Name:	Christopher E. Brown
Title:	General Counsel, Vice President of Corporate Development and Secretary

Date:  May 2, 2008